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                                                                 Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 333-18509, No. 333-21841, No. 333-27325, No. 333-59533, No. 333-59535, No. 333-84401
and No. 333-96399 of Silver Diner, Inc. on Forms S-8 of our report dated March 2, 2000, appearing in this Annual Report on Form 10-K of Silver Diner, Inc. for the year ended January 2, 2000.


/s/ Reznick Fedder & Silverman
______________________________
Bethesda, Maryland
April 3, 2000